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                                                                    EXHIBIT 21.1

                       SUBSIDIARIES OF HAVAS ADVERTISING

Subsidiary of Havas Advertising                             Jurisdiction of Formation
-------------------------------                             -------------------------

EURO ARAB ADVERTISING DUBAI                              United arab emirates
EURO RSCG                                                Argentina
ICONOS MEDIA                                             Argentina
EURO RSCG LATINO AMERICA                                 Argentina
MEDIA PLANNING ARGENTINA                                 Argentina
LAUTREC EURO RSCG                                        Argentina
ESP (EUROCOM SALES PROMOTION)                            Austria
EURO RSCG E UND E                                        Austria
EURO  RSCG  AUSTRALIA PTY LTD                            Australia
DIRECTWORKS                                              Australia
EURO RSCG                                                Belgium
PRODUCTIVITY                                             Belgium
EQUATOR                                                  Belgium
PAB                                                      Belgium
PALMARES                                                 Belgium
EWDB BELGIUM                                             Belgium
EUROPEAN STRATEGY                                        Belgium
CPP                                                      Belgium
OPA                                                      Belgium
VAXFIN                                                   Belgium
CARILLO PASTORE EURO RSCG                                Brazil
SHARPE BLACKMORE INC                                     Canada
COHN & WELLS, ltd                                        Canada
EURAD                                                    Switzerland
CATAPULT                                                 Switzerland
INNOMEDIA                                                Switzerland
CBR                                                      Switzerland
EURO RSCG CHILE                                          Chile
PUBLIART                                                 Chile
TSM CHILE                                                Chile
EURO RSCG CHINA JV                                       China
JINGSHI COMPUTER CO. LTD                                 China
FIELD FORCE MARKETING CO. LTD                            China
FIELD FORCE PROSPECT CO. LTD                             China
MEDIA PLANNING COLOMBIE                                  Colombia
PROCESOS CREATIVOS                                       Colombia
ETYCOM                                                   Colombia
GONDOLA                                                  Colombia
SPOT                                                     Colombia
EURO  RSCG  A.S                                          Czech republic
EURO RSCG THOMSEN ROHLE                                  Germany
HAVAS ADVERTISING Deutschland                            Germany
ABC                                                      Germany
ABC HAMBURG                                              Germany
ABC BONN                                                 Germany
MEDIASTAR                                                Germany
PUSH COMMUNICATIONS                                      Germany
PHARMA PERFORMANCE                                       Germany
REMPEN & PARTNER Design Buro GMBH                        Germany
REMPEN & PARTNER Munchen GMBH                            Germany

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


REMPEN & PARTNER Werbeagentur GMBH                       Germany
MHI & PARTNERS                                           Germany
DATA MINING                                              Germany
PRODUCTION KONTOR                                        Germany
EURO  RSCG                                               Denmark
ER  HOLDING                                              Denmark
EURO RSCG                                                Spain
EURO RSCG BARCELONA                                      Spain
THE SALES MACHINE                                        Spain
LA BANDA                                                 Spain
LA BANDA MARKETING                                       Spain
MEDIAPOLIS (Espagne)                                     Spain
SOLERO SOLERO & PARTNERS                                 Spain
MEDIA PLANNING ESPAGNE                                   Spain
MEDIA ADVISORS                                           Spain
MEDIA CONTACTS                                           Spain
METRICS IN MARKETING                                     Spain
NMPG                                                     Spain
SOPEC                                                    Spain
VPV EURO RSCG                                            Finland
HAVAS ADVERTISING                                        France
HAVAS ADVERTISING INTERNATIONAL                          France
MOTIV' FORCE                                             France
THE SALES MACHINE CONSULTING                             France
THE DATA MACHINE                                         France
INTERCORPORATE SNC                                       France
EURO  RSCG  VITESSE                                      France
EURO RSCG OMNIUM & ASSOCIES                              France
EURO RSCG POLES SA                                       France
CALCIUM                                                  France
EURO  RSCG  UNITED                                       France
D10 PUBLICITE PROMOTION                                  France
PERFORMANCE                                              France
PASSERELLES                                              France
UNICOM                                                   France
DESIGNS PLURIEL                                          France
EURO RSCG ENSEMBLE                                       France
EURO  RSCG  NOVATION                                     France
EURO  RSCG  EST                                          France
ETOILE BLEUE                                             France
MARTINE FLINOIS & ASSOCIES (MFA)                         France
EURO  RSCG  COMMUNICANCE                                 France
ISOROM                                                   France
COGEM                                                    France
EURO RSCG                                                France
ENJOY SCHER LAFARGE                                      France
EURO RSCG CORPORATE                                      France
RSCG BEST SELLER                                         France
EURO RSCG CORPORATE PUBLISHING                           France
THE SALES MACHINE                                        France
HAVAS ADVERTISING SPORTS                                 France
EURO  RSCG  DESIGN                                       France
EURO RSCG IN STORE                                       France
EURO  RSCG  HEALTHCARE PARIS                             France
ER CD SANTE                                              France
EXPAND CONNEXION                                         France

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


1,2,3 SANTE                                              France
EURO  RSCG  INCENTIVE                                    France
UNEDITE                                                  France
PROD'S                                                   France
COMMUNICATION ACTIVE                                     France
HEMISPHERE DROIT                                         France
DEVARRIEUX  VILLARET                                     France
AUSTRALIE                                                France
AL DENTE                                                 France
COMMUNIDER                                               France
SMA                                                      France
CONNECTWORLD                                             France
LE NOUVEL ELDORADO                                       France
FAURE VADON FOREST                                       France
CERCA                                                    France
Bertrand Mirabeau Associes                               France
COLORADO                                                 France
EURO  PRODUCTIONS  ET  SERVICES                          France
GROUPE BERNARD JULHIET                                   France
ARGOS                                                    France
EURO  RSCG  FUTURS                                       France
HA POLE RESSOURCES HUMAINES                              France
FORCE 5                                                  France
THE LINK FACTORY                                         France
HCA  SNC                                                 France
AFFI CONSEIL                                             France
CONCERTO MEDIA                                           France
MEDIAPOLIS                                               France
MCBB                                                     France
Societe d'etudes, de production et de sponsoring SNC     France
MEDIAPOLIS  WORLDWIDE                                    France
SOCIETE D'EXPERTISE MEDIA                                France
SNC SQUARE LEON BLUM                                     France
GRAYLING SA (Paris)                                      France
BRANDSMITHS                                              UK
CONRAN DESIGN GROUP LTD                                  UK
RSCG UK PLC                                              UK
BISS LANCASTER PLC                                       UK
CGI LONDON LTD                                           UK
WCRS                                                     UK
EHS EUROCOM Ltd                                          UK
REAL TIME STUDIOS                                        UK
EWDB LIMITED (UK)                                        UK
MEDIAPOLIS UK                                            UK
EVELINK  LTD                                             UK
EURO RSCG HEALTHCARE LONDON LTD                          UK
MOTIVFORCE GROUP                                         UK
MERCHANDISING SALES                                      UK
LEEDEX GTPR                                              UK
E.R  DIRECT  MARKETING                                   UK
ALL RESPONSE MEDIA                                       UK
EURO RSCG HOLDINGS LTD                                   UK
KLP LTD                                                  UK
OMNIUM FINANCIAL LTD                                     UK
AMX                                                      UK
EHS BIMH                                                 UK

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


AIS                                                      UK
SDM (Strategic Data Management)                          UK
ZINC                                                     UK
EURO RSCG WNEK GOSPER LTD                                UK
FOTORAMA                                                 UK
PURCHASEPOINT TRAVEL                                     UK
PURCHASEPOINT COMPASS (Scotland)                         UK
LOPEX COMMUNICATIONS                                     UK
LOPEX                                                    UK
LOPEX INTERNATIONAL LTD                                  UK
COGNISANCE                                               UK
RSMB TELEVISION                                          UK
PLEIN AIR LTD                                            UK
THE CAMERA CO                                            UK
FOTORAMA HOLDINGS                                        UK
EURO RSCG ATHENS                                         Greece
EURO RSCG PARTNERSHIP HONG KONG                          Hong Kong
EURO  RSCG BUDAPEST                                      Hungary
EURO RSCG INDONESIA                                      Indonesia
PURCHASEPOINT COMPASS (Ireland)                          Ireland
FOTORAMA IRELAND                                         Ireland
ARKS LTD                                                 Ireland
YOUNG ADVERTISING LTD                                    Ireland
GRAYLING LTD (Dublin)                                    Ireland
LOPEX IRELAND LTD                                        Ireland
ZSZ                                                      Israel
EURO RSCG ADVERTISING PRIVATE LTD                        India
ER INTERACTIVE PRIVATE LTD                               India
ER MEZZANO COSTANTINI MIGNANI                            Italy
ATA DE MARTINI & C                                       Italy
EQUIPE                                                   Italy
AGENPRESS                                                Italy
MEDIAPRESSING  (Italie)                                  Italy
DI PACE CONCATO & PARTNERS                               Italy
EURO RSCG ROMA                                           Italy
EURO RSCG INTERACTIF                                     Italy
EURO RSCG ITALIA                                         Italy
CENTRO CONSULENZE                                        Italy
PROMO LEADER                                             Italy
MED IN                                                   Italy
EURO RSCG JAPAN CO.                                      Japan
EURO RSCG NEXT                                           Korea
EURO RSCG SHARP PENCIL                                   Lebanon
BETANCOURT BARBA EURO RSCG                               Mexico
PERSONNEL SUPPORT S.A                                    Mexico
MEDIA PLANNING DE CV                                     Mexico
MEDIA ADVISORS DE CV                                     Mexico
MEDIA PLANNING SERVICES DE CV                            Mexico
SALES MACHINE LOZANO ZAMBERNARDI                         Mexico
EURO RSCG  PARTNERSHIP  MALAYSIA LTD                     Malaysia
BVD  ER  GROEP  NEDERL. BV                               Netherlands
BVD  ER  HOLDING  BV                                     Netherlands
GO RSCG BV                                               Netherlands
WERNER MESSELINK                                         Netherlands
MEDIAMAATWERK  (Hollande)                                Netherlands
EUROCOM NEDERLAND BV                                     Netherlands

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


TWO'S COMPANY                                            Netherlands
TSM NETHERLANDS                                          Netherlands
EURO RSCG INTERACTIVE NETHERLANDS                        Netherlands
BIKKER                                                   Netherlands
EURO RSCG OSLO                                           Norway
CENTRO EURO RSCG                                         Peru
ER PHILIPPINES                                           Philippines
EURO  RSCG  POLAND                                       Poland
EURO RSCG PUBLICIDADE                                    Portugal
MEDIAPOLIS (Portugal)                                    Portugal
ER SERVICOS DE MARKETING                                 Portugal
EURO RSCG DESIGN                                         Portugal
MEDIA PLANNING PUBLICIDADE                               Portugal
MEDIA SPECIALIST PUBLICIDADE                             Portugal
MEDIA PLANNING II SERVICOS                               Portugal
EURO RSCG SODERBERGS                                     Sweden
EURO RSCG SWEDEN                                         Sweden
EURO RSCG PARTNERSHIP ADV.PTE LTD.                       Singapore
SYNERGIE COMMUNICATION LTD SINGAPORE                     Singapore
GRAYLING ASIA (Singapore)                                Singapore
DESIGN IN ACTION (Singapore)                             Singapore
EURO RSCG  PARTNERSHIP  THAILAND LTD                     Thailand
DIRECT IMPACT THAILAND                                   Thailand
TBP LTD                                                  Thailand
EURO RSCG  PARTNERSHIP TAIWAN LTD                        Taiwan
SYNERGIE COMMUNICATION LTD TAIWAN                        Taiwan
JINGSHI ENTERPRISE TAIWAN LTD                            Taiwan
EURO RSCG TATHAM LLC                                     USA                       Illinois
THE HADLEY GROUP                                         USA                       Delaware
EURO RSCG HOLDINGS INC.                                  USA                       New York
ANIFORMS COMMUNICATIONS GROUP                            USA                       New York
FIELD RESEARCH CORPORATION                               USA                       California
MSI REALTY INC                                           USA                       New York
HEALTHVIEW EURO RSCG INC                                 USA                       New York
LENA CHOW EURO RSCG INC                                  USA                       California
EWDB NORTH AMERICA, INC                                  USA                       Delaware
DEVON DIRECT MARKETING AND ADVERTISING, INC              USA                       New York
HAVAS ADVERTISING NORTH AMERICA INC                      USA                       New York
ROBERT A. BECKER , INC                                   USA                       New York
EURO RSCG DSW Partners, LLC                              USA                       California
CREAMER DICKSON BASFORD, LLC                             USA                       New York
EURO RSCG WORLDWIDE INC                                  USA                       New York
COHN & WELLS INC                                         USA                       New York
Messner Vetere Berger McNamee Schmetterer/ EURO RSCG Inc USA                       New York
HAS ACQUISITION CORP.                                    USA                       Delaware
HAVAS INC.                                               USA                       Delaware
SFM MEDIA CORPORATION                                    USA                       California
WALDON PRESS                                             USA                       New York
DATA COMMUNIQUE INTERNATIONAL INC.                       USA                       New Jersey
THE PRINT PARTNERSHIP INC.                               USA                       New York
TIAD INC                                                 USA                       Delaware
JORDAN MCGRATH CASE & PARTNERS EURO RSCG Inc             USA                       New York
ANIFORMS DIVISION                                        USA                       New York
DMAP                                                     USA                       New Jersey
MSI LLC                                                  USA                       New York

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


HRM LLC                                                  USA                       Delaware
DFM                                                      USA                       Illinois
MEDIA PLANNING MIAMI                                     USA                       Florida
EURO RSCG NORTON                                         Uruguay
VICEVERSA EURO RSCG                                      Uruguay
LA ESTACA                                                Uruguay
EURO RSCG CORPORACION                                    Venezuela